Exhibit 10.25

                               SECURITY AGREEMENT
                   Securing Subordinated Convertible Debenture
              Issued by Natural Solutions Corporation, June 1, 2000




AGREEMENT, effective as of the 1st Day of June, 2000, by and between Natural Solutions Corporation, for use in Virginia "Natural Solutions Corporation of Nevada," on behalf of itself and its wholly-owned subsidiaries Roadbind America, Inc. and Ice Ban America, Inc. (collectively, the "Company"), and M.G. Robertson, a resident of Virginia Beach, Virginia ("Investor") (the Company and the Investor being referred to collectively as the "Parties"):

WHEREAS, the Company, has issued or is issuing to Investor a 10% Subordinated Convertible Debenture dated June 15, 2000 (the "Debenture") in the amount of $250,000;

WHEREAS, the Investor's investment is contingent on there being appropriate security for his investment; and

WHEREAS, the Company wishes to ensure the Company's financial stability through an investment by Investor;

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties, intending to be legally bound, agree as follows:

           1.  Collateral.

           (a) To secure payment of (i) the Debenture, (ii) all prior loans and advances that the Investor has made to the Company, and (iii) any future advances which the Investor, in his sole discretion, may decide to make, including in each instance, interest, principal, penalties, and attorneys fees called for under the terms of the Debenture or any other obligations that the Company may owe to the Investor, the Company hereby pledges all right, title, and interest in and to all its assets, tangible or intangible, now owned or hereafter acquired by it, including without limitation accessions and proceeds from the disposition of its assets (collectively, the "Collateral").

           (b) The Company represents and warrants that it is the sole owner of the Collateral, free and clear of any claims, liens, or encumbrances of any nature whatsoever.

           (c) The Company' execution, delivery and performance of this Agreement does not and will not violate any provision of any law, order, judgment, injunction, or award affecting the Company or the Collateral, or result in a breach of or constitute a default under any contract, loan agreement, trust agreement, or other obligation by which the Company or the Collateral is bound.

           2.  Location.

           (a) The Collateral is located at the Company's principal place of business in Chesapeake, Virginia. The Collateral shall remain at such location except as may be permitted by Section 6 of this Agreement.

           (b) The Company shall give the Investor 30 days' advance written notice of any removal of the Collateral such principal place of business, and shall not move the Collateral out of the State of Virginia


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without the Investor's prior written consent.

           3.  Care of Collateral; Right of Inspection.

           (a) So long as it is in its possession, the Company assumes all responsibility for the care and maintenance of the Collateral. The Company shall ensure that each item of Collateral is properly maintained and insured.

           (b) The Company shall promptly notify the Investor of any damage to or deterioration of any of the Collateral.

           (c) The Investor shall have the right to inspect the Collateral from time to time on prior written notice to the Company.

           4. Insurance. The Company shall ensure that the Collateral is covered by insurance against fire, theft, vandalism, hurricane, and water damage in an amount not less than $1,000,000. The Company shall deliver a copy of such policy to the INvestor within 60 days. Such policy shall name the Investor as a coinsured.

           5. Default. In the event of any default under the terms of the Debenture, and such default is not cured within 20 days of written notice from Investor to Company, Investor shall have the right to liquidate such portions of the Collateral as may be necessary to pay the unpaid portion of the Debenture, applying the proceeds of such liquidation to payment thereof. Selection of those items to be liquidated, if less than all, shall be in Investor's sole discretion.

           6. Liquidation. In the event Investor becomes entitled to a liquidation of Collateral, in whole or in part, Investor may himself offer to purchase any of the Collateral, such purchase to be treated as a direct sale. Investor shall be entitled to recover all fees and expenses charged in connection with the liquidation of the Collateral, and such amount shall be deducted first from the amount applied to the Debenture.

           7. Term of Agreement. The term of this Agreement shall commence on the date first above written and shall continue for so long as there shall be any amount due and owing under the terms of the Debenture. The expiration or termination of this Agreement shall not affect any rights accruing prior to the date of such expiration or termination.

           8.   Notices; Authority.

           (a) Any notice required or permitted to be given under this Agreement shall be in writing and shall be deemed to have been duly given when delivered personally or sent by registered or certified mail, return receipt requested, postage prepaid, addressed as indicated below.

           (b) Notices to the Company shall be addressed to them care of Jim Foshee, President, at the principal offices of the Company, or to such other address of which the Company shall have advised Investor in writing.

           (c) Notices to Investor shall be addressed to him at SHB-301, 977 Centerville Turnpike, Virginia Beach, Virginia 23463, or to such other address of which he shall have advised the Company in writing.

           (d) The person signing this Agreement on the part of the Company represents and warrants that he has full authority to act for and bind the Company with respect to all matters relating to this Agreement, and that he has and will have authority to make all elections and to send and receive all notices required or permitted to be given under this Agreement, including the receipt of process and negotiation of settlement of any disputes which may arise.

           9. Disputes. Any dispute between or among the Parties or any of them arising out of or in any way relating to this Agreement shall be submitted to arbitration in Chesapeake, Virginia, under the auspices of the American Arbitration Association. A decision of an arbitrator or a panel of arbitrators, as the case may be, shall be legally binding on the Parties and shall not be subject to appeal to any court of law. The costs of arbitration shall be borne by the Party instigating such arbitration, if he or it shall not prevail in the principal relief sought, and by the Party or Parties against whom such arbitration is brought, if the Party instigating such arbitration shall prevail in the principal relief sought.

           10. Further Instruments. The Company agree promptly to execute and deliver any further instruments and documents, including but not limited to a Form UCC-1 Financing Statement, and to take all further action that Investor may reasonably request to perfect and protect the assignment, pledge and security interest granted or purported to be granted hereby or to enable the Investor to exercise and enforce the right and remedies provided hereunder with respect to any Collateral.

           11. Other Rights. The rights described herein are non-exclusive, and shall not affect in any way Investor's right to sue the Debenture's issuer, except to the extent payments may have been made pursuant to this Agreement.

           12.  Miscellaneous.

           (a) The Parties agree that the rights the Investor has under the Debenture are unique, that a failure by Company to perform its obligations under this Agreement will result in irreparable damage, and that specific performance of its obligations may be awarded by the arbitrators. A request for specific performance shall not preclude the party filing the action from pursuing other remedies to which he may be legally entitled, including the recovery of damages.

           (b) The Company may not assign any part of their interest in this Agreement without Investor's prior written consent.

           (c) This  Agreement  shall  insure to the  benefit  of,  and shall be
legally   binding  upon,   the  Parties  hereto  and  their   respective   legal
representatives, heirs, successors and permitted assigns.

           13. Applicable Law. This Agreement shall be deemed to be made under, and shall be governed by, the laws of the Commonwealth of Virginia.

           IN WITNESS WHEREOF, this Agreement has been executed by the Parties hereto, each of whom has duly signed below, effective as of the day and year first above written.

Witness:                              Natural Solutions Corporation


                                       By:


Witness:

                                      /s/ MG Robertson

                                      M.G. Robertson